Exhibit 99.2

BANKFINANCIAL CORPORATION
FOURTH QUARTER 2017
QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT
FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.
The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.24%	0.88%	0.64%	0.47%	0.57%
Return on equity (ratio of net income to average equity) (1)	1.97	7.07	5.08	3.66	4.41
Net interest rate spread (1)	3.26	3.10	3.10	3.15	3.01
Net interest margin (1)	3.41	3.23	3.22	3.26	3.11
Efficiency ratio	62.37	72.19	69.62	82.66	76.23
Noninterest expense to average total assets (1)	2.28	2.51	2.38	2.82	2.59
Average interest–earning assets to average interest–bearing liabilities	131.68	131.23	131.33	132.57	133.71
Number of full service offices	19	19	19	19	19
Employees (full time equivalents)	236	238	247	242	246

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$13,572	$10,620	$9,835	$10,247	$13,053
Interest-bearing deposits in other financial institutions	114,020	115,041	71,771	65,219	83,631
Securities, at fair value	93,383	98,787	109,762	110,230	107,212
Loans receivable, net	1,314,651	1,335,631	1,335,835	1,319,287	1,312,952
Other real estate owned, net	2,351	3,569	4,896	5,301	3,895
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	8,290	8,290	8,290	8,147	11,650
Premises and equipment, net	30,523	30,774	30,889	31,149	31,413
Intangible assets	286	408	531	653	782
Bank owned life insurance	22,859	22,790	22,723	22,657	22,594
Deferred taxes	12,563	20,214	20,676	22,103	22,411
Other assets	13,060	8,145	8,210	8,480	10,444
Total assets	$1,625,558	$1,654,269	$1,623,418	$1,603,473	$1,620,037

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,340,051	$1,371,089	$1,347,887	$1,329,282	$1,339,390
Borrowings	60,768	60,928	50,877	52,046	51,069
Other liabilities	27,105	22,474	24,592	20,124	24,798
Total liabilities	1,427,924	1,454,491	1,423,356	1,401,452	1,415,257
Stockholders’ equity	197,634	199,778	200,062	202,021	204,780
Total liabilities and stockholders’ equity	$1,625,558	$1,654,269	$1,623,418	$1,603,473	$1,620,037
(1)Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2017	2016
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$15,047	$14,121	$13,649	$13,362	$12,743	$56,179	$50,928
Total interest expense	1,742	1,615	1,456	1,276	1,148	6,089	3,970
Net interest income before provision (recovery)	13,305	12,506	12,193	12,086	11,595	50,090	46,958
Provision for (recovery of) loan losses	(72)	(225)	49	161	(539)	(87)	(239)
Net interest income	13,377	12,731	12,144	11,925	12,134	50,177	47,197
Noninterest income	1,634	1,623	1,607	1,544	1,777	6,408	6,545
Noninterest expense	9,318	10,200	9,607	11,266	10,194	40,391	41,542
Income before income tax	5,693	4,154	4,144	2,203	3,717	16,194	12,200
Income tax expense (1)	4,702	594	1,572	322	1,458	7,190	4,698
Net income	$991	$3,560	$2,572	$1,881	$2,259	$9,004	$7,502
Basic earnings per common share	$0.06	$0.20	$0.14	$0.10	$0.12	$0.49	$0.40
Diluted earnings per common share	$0.06	$0.20	$0.14	$0.10	$0.12	$0.49	$0.39

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$568	$584	$569	$529	$563	$2,250	$2,254
Other fee income	535	523	490	481	574	2,029	2,052
Insurance commissions and annuities income	81	41	52	77	122	251	302
Gain on sales of loans, net	6	10	53	7	16	76	75
Gain on sale of securities and other assets	—	—	—	—	38	—	84
Loan servicing fees	60	58	62	68	62	248	276
Amortization of servicing assets	(23)	(27)	(28)	(31)	(32)	(109)	(128)
Recovery of servicing assets	—	—	—	—	16	—	16
Earnings on bank owned life insurance	69	67	66	63	56	265	207
Trust income	186	169	193	172	182	720	674
Other	152	198	150	178	180	678	733
Total noninterest income	$1,634	$1,623	$1,607	$1,544	$1,777	$6,408	$6,545

Noninterest Expense
Compensation and benefits	$4,975	$5,330	$5,110	$6,352	$5,734	$21,767	$22,755
Office occupancy and equipment	1,709	1,693	1,599	1,622	1,611	6,623	6,380
Advertising and public relations	197	167	259	381	252	1,004	870
Information technology	673	638	679	753	762	2,743	2,892
Supplies, telephone, and postage	339	337	358	332	346	1,366	1,364
Amortization of intangibles	122	123	122	129	129	496	523
Nonperforming asset management	125	84	27	104	99	340	399
Loss (gain) on sales of other real estate owned	(55)	69	15	16	(113)	45	(128)
Valuation adjustments of other real estate owned	32	227	54	20	70	333	314
Operations of other real estate owned	85	107	176	177	121	545	660
FDIC insurance premiums	125	150	125	187	64	587	755
Other	991	1,275	1,083	1,193	1,119	4,542	4,758
Total noninterest expense	$9,318	$10,200	$9,607	$11,266	$10,194	$40,391	$41,542
(1) Income tax expense includes valuation allowance of $2.5 million related to Tax Cuts and Jobs Act of 2017.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
LOANS
One–to–four family residential real estate loans	$97,814	$105,186	$115,659	$122,310	$135,218
Multi–family mortgage loans	588,383	576,425	555,691	549,829	542,887
Nonresidential real estate loans	169,971	176,301	177,436	179,896	182,152
Construction and land loans	1,358	2,827	2,265	1,354	1,302
Commercial loans	152,552	147,079	129,200	105,671	99,088
Commercial leases	310,076	333,120	360,397	364,768	356,514
Consumer loans	1,597	1,747	1,829	1,896	2,255
	1,321,751	1,342,685	1,342,477	1,325,724	1,319,416
Net deferred loan origination costs	1,266	1,320	1,480	1,534	1,663
Allowance for loan losses	(8,366)	(8,374)	(8,122)	(7,971)	(8,127)
Loans, net	$1,314,651	$1,335,631	$1,335,835	$1,319,287	$1,312,952

LOAN ORIGINATIONS (1)
One–to–four family residential real estate loans	$1,103	$1,654	$1,708	$1,141	$1,426
Multi–family mortgage loans	26,830	40,695	22,938	25,613	54,954
Nonresidential real estate loans	2,311	2,462	1,577	8,376	9,033
Construction and land loans	—	646	936	76	359
Commercial loans	100,667	90,617	104,571	48,899	49,385
Commercial leases	42,700	27,199	46,821	61,550	87,855
Consumer loans	781	1,002	591	636	611
	$174,392	$164,275	$179,142	$146,291	$203,623
Weighted average rate	5.12%	4.77%	4.96%	4.18%	3.79%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate loans	$7,611	$11,931	$7,528	$13,007	$8,698
Multi–family mortgage loans	14,998	19,966	16,351	18,464	16,999
Nonresidential real estate loans	9,577	3,658	3,954	9,834	12,697
Construction and land loans	31	67	25	24	24
Commercial loans	94,996	71,481	79,141	46,291	53,147
Commercial leases	65,707	57,061	49,970	47,695	35,984
Consumer loans	732	1,159	611	600	633
	$193,652	$165,323	$157,580	$135,915	$128,182
Weighted average rate	4.67%	4.30%	4.39%	4.09%	4.31%

(1) Loan originations include purchases loans. draws on revolving lines of credit and exclude loan renewals.
(2) Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$2,027	$2,234	$2,585	$2,296	$2,851
Multi–family mortgage loans	363	371	371	106	185
Nonresidential real estate loans	—	—	—	—	260
Nonaccrual loans	2,390	2,605	2,956	2,402	3,296

Other real estate owned:
One–to–four family residential real estate loans	827	1,748	1,946	1,986	1,565
Multi–family real estate	—	—	357	615	370
Nonresidential real estate	1,520	1,551	1,736	1,808	1,066
Land	4	270	857	892	894
Other real estate owned	2,351	3,569	4,896	5,301	3,895

Nonperforming assets	$4,741	$6,174	$7,852	$7,703	$7,191

Asset Quality Ratios
Nonperforming assets to total assets	0.29%	0.37%	0.48%	0.48%	0.44%
Nonperforming loans to total loans	0.18	0.19	0.22	0.18	0.25
Nonperforming commercial-related loans to total commercial-related loans (1)	0.03	0.03	0.03	0.01	0.04
Nonperforming residential and consumer loans to total residential and consumer loans	2.04	2.09	2.20	1.85	2.08
Allowance for loan losses to nonperforming loans	350.04	321.46	274.76	331.85	246.57

Concentrations of Credit
Commercial Real Estate for FFEIC Concentration Limits	$721,587	$723,797	$702,476	$696,933	$690,879
% FFIEC Total Capital	382.64%	392.91%	386.32%	386.37%	410.96%

Multi–family mortgage loans - 50% risk based capital qualified (included above)	$365,713	$330,181	$309,867	$308,653	$305,436
% FFIEC Total Capital	193.93%	179.24%	170.41%	171.11%	181.68%

Commercial Leases - Investment Grade	$207,460	$230,931	$255,375	$279,345	$271,972
Commercial Leases - Other	102,616	102,189	105,022	85,423	84,517

(1)	Commercial-related loans include Multi-family mortgage, Nonresidential, Construction, Land and Commercial loans and Leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate loans	$295	$297	$364	$726	$670
Multi–family mortgage loans	225	480	487	769	1,048
Nonresidential real estate loans	154	162	106	108	1,845
Commercial loans	2,248	982	1,007	14	66
Consumer loans	—	—	6	—	—
	$2,922	$1,921	$1,970	$1,617	$3,629

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,374	$8,122	$7,971	$8,127	$8,334
Charge offs:
One–to–four family residential real estate loans	(36)	(89)	(22)	(171)	(30)
Multi–family mortgage loans	—	(7)	—	(3)	(28)
Nonresidential real estate loans	—	—	—	(165)	(3)
Consumer loans	(3)	(7)	—	—	(1)
	(39)	(103)	(22)	(339)	(62)
Recoveries:
One–to–four family residential real estate loans	45	15	79	6	229
Multi–family mortgage loans	8	11	40	11	6
Nonresidential real estate loans	7	10	—	—	—
Commercial loans	42	542	5	5	159
Commercial leases	—	2	—	—	—
Consumer loans	1	—	—	—	—
	103	580	124	22	394
Net (charge–offs) recoveries	64	477	102	(317)	332
Provision for (recovery of) loan losses	(72)	(225)	49	161	(539)
Ending balance	$8,366	$8,374	$8,122	$7,971	$8,127

Allowance for loan losses to total loans	0.63%	0.62%	0.61%	0.60%	0.62%
Net (charge–off) recovery ratio (1)	0.02	0.14	0.03	(0.10)	0.11

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$234,354	$231,049	$229,921	$234,415	$249,539
Interest–bearing NOW accounts	289,657	283,411	286,400	266,157	267,054
Money market accounts	299,581	301,905	305,300	304,981	311,183
Savings deposits	160,501	158,696	160,544	161,938	160,002
Certificates of deposits - retail	224,401	219,478	222,744	219,068	220,602
Certificates of deposits - wholesale	131,557	176,550	142,978	142,723	131,010
	$1,340,051	$1,371,089	$1,347,887	$1,329,282	$1,339,390

SELECTED AVERAGE BALANCES
Total average assets	$1,637,309	$1,624,437	$1,612,121	$1,595,191	$1,576,345
Total average interest–earning assets	1,549,746	1,535,843	1,519,573	1,502,146	1,481,775
Average loans	1,330,276	1,331,302	1,318,473	1,313,299	1,253,224
Average securities	95,065	108,050	109,454	113,756	99,767
Average stock in FHLB & FRB	8,290	8,290	8,250	9,158	8,133
Average other interest–earning assets	116,115	88,201	83,396	65,933	120,651
Total average interest–bearing liabilities	1,176,898	1,170,322	1,157,060	1,133,098	1,108,181
Average interest–bearing deposits	1,116,057	1,112,210	1,105,881	1,083,792	1,088,265
Average borrowings	60,841	58,112	51,179	49,306	19,916
Average stockholders’ equity	201,604	201,420	202,360	205,379	205,071

SELECTED YIELDS AND COST OF FUNDS (1):
Total average interest–earning assets	3.85%	3.65%	3.60%	3.61%	3.42%
Average loans	4.22	3.98	3.94	3.94	3.87
Average securities	1.58	1.43	1.31	1.24	1.20
Average other interest–earning assets	1.60	1.29	1.13	0.95	0.78
Total average interest–bearing liabilities	0.59	0.55	0.50	0.46	0.41
Average interest–bearing deposits	0.55	0.51	0.47	0.44	0.41
Average borrowings	1.35	1.34	1.19	0.79	0.64
Net interest rate spread	3.26	3.10	3.10	3.15	3.01
Net interest margin	3.41	3.23	3.22	3.26	3.11
(1)     Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters
(Dollars in thousands; except per share) – (Unaudited)

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation
Equity to total assets (end of period)	12.16%	12.08%	12.32%	12.60%	12.64%
Tangible equity to tangible total assets (end of period)	12.14	12.05	12.29	12.56	12.60
Risk–based total capital ratio	17.06	16.43	16.29	16.65	16.96
Common Tier 1 (CET1)	16.33	15.71	15.59	15.96	16.25
Risk–based tier 1 capital ratio	16.33	15.71	15.59	15.96	16.25
Tier 1 leverage ratio	11.49	11.36	11.42	11.58	11.92
Tier 1 capital	$187,005	$182,683	$182,088	$182,508	$185,718
BankFinancial, NA
Risk–based total capital ratio	16.48%	15.85%	15.57%	15.76%	14.72%
Common Tier 1 (CET1)	15.74	15.13	14.88	15.06	14.01
Risk–based tier 1 capital ratio	15.74	15.13	14.88	15.06	14.01
Tier 1 leverage ratio	11.08	10.94	10.89	10.94	10.27
Tier 1 capital	$180,216	$175,838	$173,717	$172,410	$159,986

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$15.34	$15.89	$14.92	$14.52	$14.82
High	17.00	16.89	15.31	15.24	15.12
Low	14.79	14.66	13.43	13.13	12.15
Common shares outstanding	17,958,723	18,063,623	18,229,860	18,440,440	19,233,760
Book value per share	$11.00	$11.06	$10.97	$10.96	$10.65
Tangible book value per share	$10.99	$11.04	$10.95	$10.92	$10.61
Cash dividends declared on common stock	$0.08	$0.07	$0.07	$0.06	$0.06
Dividend payout ratio	145.59%	35.69%	49.94%	61.42%	51.09%
Stock repurchases	$1,671	$2,581	$3,188	$3,379	$520
Stock repurchases – shares	104,900	166,237	216,391	232,045	37,451

EARNINGS PER SHARE COMPUTATIONS
Net income	$991	$3,560	$2,572	$1,881	$2,259
Average common shares outstanding	18,017,708	18,140,599	18,330,972	19,243,941	19,257,435
Less: Unearned ESOP shares	—	—	—	(600,947)	(645,751)
Unvested restricted stock shares	(940)	(940)	(940)	(940)	(940)
Weighted average common shares outstanding	18,016,768	18,139,659	18,330,032	18,642,054	18,610,744
Plus: Dilutive common shares equivalents	461	450	423	5,462	170,683
Weighted average dilutive common shares outstanding	18,017,229	18,140,109	18,330,455	18,647,516	18,781,427
Basic earnings per common share	$0.06	$0.20	$0.14	$0.10	$0.12
Diluted earnings per common share	$0.06	$0.20	$0.14	$0.10	$0.12

BANKFINANCIAL CORPORATION
NON–GAAP FINANCIAL MEASURES
BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.
These measures include pre–tax pre–provision earnings from adjusted operations and pre–tax pre–provision earnings from adjusted operations to average total assets. Management believes that by excluding equity-based compensation expense, other real estate owned related income and expense items and nonperforming asset management expenses from noninterest expense, these measures better reflect our adjusted operating performance.

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016
Pre–tax pre–recovery earnings from adjusted operations
Income before income taxes	$5,693	$3,717	$16,194	$12,200
Recovery of loan losses	(72)	(539)	(87)	(239)
	5,621	3,178	16,107	11,961
Adjustments:
Equity-based compensation	—	107	1,076	982
Nonperforming asset management	125	99	340	399
Loss (gain) on sale of other real estate owned	(55)	(113)	45	(128)
Valuation adjustments of other real estate owned	32	70	333	314
Operations of other real estate owned	85	121	545	660
Adjustments	187	284	2,339	2,227
Pre–tax pre–recovery earnings from adjusted operations	$5,808	$3,462	$18,446	$14,188

Pre–tax pre–recovery earnings from adjusted operations to average total assets (1)	1.42%	0.88%	1.14%	0.93%

(1)	Annualized

BANKFINANCIAL CORPORATION
NON-GAAP FINANCIAL MEASURES
(Dollars in thousands, except per share) - (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2017				2016
	IVQ	IIIQ	IIQ	IQ	IVQ
Pre–tax pre–provision earnings from adjusted operations
Income before income taxes	$5,693	$4,154	$4,144	$2,203	$3,717
Provision for (recovery of) loan losses	(72)	(225)	49	161	(539)
	5,621	3,929	4,193	2,364	3,178
Adjustments:
Equity-based compensation	—	—	—	1,076	107
Nonperforming asset management	125	84	27	104	99
Loss (gain) on sale of other real estate owned	(55)	69	15	16	(113)
Valuation adjustments of other real estate owned	32	227	54	20	70
Operations of other real estate owned	85	107	176	177	121
	187	487	272	1,393	284
Pre–tax pre–provision earnings from adjusted operations	$5,808	$4,416	$4,465	$3,757	$3,462

Pre–tax pre–provision earnings from adjusted operations to average total assets (1)	1.42%	1.09%	1.11%	0.94%	0.88%

(1)	Annualized